Transamerica Asset Allocation – Intermediate Horizon Subaccount

SCHEDULE OF INVESTMENTS

At March 31, 2021

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 13.3%
Transamerica Variable International Equity (A) (B)	82,783	$ 2,320,229

Money Market Fund - 0.2%
Transamerica Variable Government Money Market (A) (B)	1,643	35,151

U.S. Equity Funds - 40.7%
Transamerica Variable Large Growth (A) (B)	9,504	2,540,896
Transamerica Variable Large Value Opportunities (A) (B)	24,058	2,807,162
Transamerica Variable Small Cap Growth (A) (B)	68,687	887,126
Transamerica Variable Small Cap Value (A) (B)	53,503	851,904

		7,087,088

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 45.8%
Transamerica Variable High Quality Bond (A) (B)	69,121	$ 1,297,994
Transamerica Variable High Yield Bond (A) (B)	25,157	998,216
Transamerica Variable Inflation-Protected Securities (A) (B)	62,021	1,884,470
Transamerica Variable Intermediate Bond (A) (B)	73,884	3,792,278

		7,972,958

Total Investment Companies (Cost $13,251,543)		17,415,426

Total Investments (Cost $13,251,543)		17,415,426
Net Other Assets (Liabilities) - (0.0)% (C)		(3,149)

Net Assets - 100.0%		$ 17,412,277

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$17,415,426	$—	$—	$17,415,426

Total Investments	$17,415,426	$—	$—	$17,415,426

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment of Transamerica Variable Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value March 31, 2021	Shares as of March 31, 2021	Dividend Income	Net Capital Gain Distributions
Transamerica Variable Government Money Market	$34,585	$1,275,482	$(1,274,919)	$3	$—	$35,151	1,643	$—	$—
Transamerica Variable High Quality Bond	1,269,047	72,666	(40,921)	2,431	(5,229)	1,297,994	69,121	—	—
Transamerica Variable High Yield Bond	990,314	27,886	(31,853)	11,824	45	998,216	25,157	—	—
Transamerica Variable Inflation-Protected Securities	1,892,237	90,183	(60,406)	7,830	(45,374)	1,884,470	62,021	—	—
Transamerica Variable Intermediate Bond	3,802,283	249,855	(121,332)	23,308	(161,836)	3,792,278	73,884	—	—
Transamerica Variable International Equity	2,370,927	55,773	(237,212)	44,984	85,757	2,320,229	82,783	—	—
Transamerica Variable Large Growth	2,573,235	66,230	(85,947)	63,467	(76,089)	2,540,896	9,504	—	—
Transamerica Variable Large Value Opportunities	2,534,138	66,230	(84,118)	51,707	239,205	2,807,162	24,058	—	—
Transamerica Variable Small Cap Growth	911,996	22,077	(93,698)	21,018	25,733	887,126	68,687	—	—
Transamerica Variable Small Cap Value	912,531	22,077	(245,350)	83,569	79,077	851,904	53,503	—	—

Total	$17,291,293	$1,948,459	$(2,275,756)	$310,141	$141,289	$17,415,426	470,361	$—	$—

(B)	Non-income producing securities.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the period ended March 31, 2021. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Asset Allocation Variable Funds	Page 1

Transamerica Asset Allocation – Intermediate Horizon Subaccount

NOTES TO SCHEDULE OF INVESTMENTS

At March 31, 2021

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The value of the Subaccount’s investment in a corresponding Transamerica Variable Funds (“TVF”) subaccount is valued at the TVF unit value per share at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Subaccount utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Subaccount’s, own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Subaccount’s investments at March 31, 2021, is disclosed within the Investment Valuation section of the Subaccount’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: The Subaccount invests substantially all of its investable assets among certain TVF subaccounts and the TVF subaccounts invest all of their investable assets in the Fund. The summary of the inputs used for valuing the Fund’s assets carried at fair value is discussed in the Investment Valuation section of the Fund’s Notes to Schedule of Investments. Descriptions of the valuation techniques applied to the Subaccount’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Asset Allocation Variable Funds	Page 2